Net Income (Loss) Per Share	6 Months Ended
Jun. 30, 2026
Earnings per share [abstract]
Net Income (Loss) Per Share
12.
NET INCOME (LOSS) PER SHARE

The rights of the ordinary shares and special shares are substantially identical, other than voting rights. Basic net income (loss) per share (“Basic EPS”) is computed by dividing net income (loss) attributable to Viking Holdings Ltd by the weighted-average number of ordinary shares and special shares outstanding during each period. To compute diluted net income (loss) per share (“Diluted EPS”), the Group adjusts the weighted-average number of ordinary shares and special shares outstanding during each period by the weighted-average number of ordinary shares that would be issued upon the conversion of dilutive potential ordinary shares to ordinary shares. For the three and six months ended June 30, 2026 and 2025, potential ordinary shares included share based awards.

The computation of Basic EPS and Diluted EPS is as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in USD and thousands, except per share data)	2026	2025	2026	2025
Numerator
Net income attributable to Viking Holdings Ltd - Basic and Diluted	$587,442	$439,048	$533,062	$333,575

Denominator
Weighted-average ordinary shares and special shares - Basic	446,378	443,227	446,132	443,070
Dilutive effect of share based awards	1,696	2,322	1,756	2,238
Weighted-average ordinary shares and special shares - Diluted	448,074	445,549	447,888	445,308

Basic EPS	$1.32	$0.99	$1.19	$0.75
Diluted EPS	$1.31	$0.99	$1.19	$0.75

For the three and six months ended June 30, 2026 and 2025, the weighted-average number of potential ordinary shares that were not included in the Diluted EPS calculations because they would be anti-dilutive were as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2026	2025	2026	2025
Share based awards	162	41	266	233